Exhibit 10
                                     NAVISTAR FINANCIAL CORPORATION
                                            AND SUBSIDIARIES


                                           MATERIAL CONTRACTS

     The following material contracts of Navistar Financial Corporation and Navistar International Transportation Corp. are incorporated herein by reference:

10.1 Pooling and Servicing Agreement dated as of December 1, 1990 between the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and Manufacturers Hanover Trust Company, as Trustee. Filed on Registration No. 33-36767.

10.2 Purchase Agreement dated as of December 1, 1990 between the Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Trust 1990. Filed on Registration No. 33-36767.

10.3 Pooling and Servicing Agreement dated as of December 1, 1991 between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, as Seller, and The Bank of New York, as Trustee, with respect to Navistar Financial 1991-1 Grantor Trust. Commission File No. 1-4146-1.

10.4 Navistar Financial Grantor Trusts Standard Terms and Conditions of Agreement Effective December 1, 1991 between the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, with respect to Navistar Financial Grantor Trusts formed on or subsequent to December 1, 1991. Commission File No. 1-4146-1.

10.5 Purchase Agreement dated as of December 16, 1991 between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1991-1 Grantor Trust. Commission File No. 1-4146-1.

10.6 Amended and Restated Credit Agreement dated as of April 26, 1993 among the Corporation, certain banks, and Chemical Bank, Bank of America Illinois, formerly known as Continental Bank N.A. and Morgan Guaranty Trust Company of New York, as Co-Agents. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

10.7 Security, Pledge and Trust Agreement between the Corporation and Bankers Trust Company, Trustee, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

10.8 Amended and Restated Purchase Agreement among Truck Retail Instalment Paper Corp., as Seller, the Corporation, certain purchasers, Chemical Bank and Bank of America Illinois, formerly known as Continental Bank N.A. as Co-Agents, and J.P. Morgan Delaware as Administrative Agent, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.


                                                       Exhibit 10 (continued)
                                     NAVISTAR FINANCIAL CORPORATION
                                            AND SUBSIDIARIES


                                           MATERIAL CONTRACTS


10.9 Master Intercompany Agreement dated as of April 26, 1993 between the Corporation and Transportation. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

10.10 Intercompany Purchase Agreement dated as of April 26, 1993 between the Corporation and Truck Retail Instalment Paper Corp. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

10.11 Purchase Agreement dated as of November 10, 1993 between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.12 Pooling and Servicing Agreement dated as of November 10, 1993 among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1993-A Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.13 Trust Agreement dated as of November 10, 1993 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.14 Indenture dated as of November 10, 1993 between Navistar Financial 1993-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

10.15 Purchase Agreement dated as of May 3, 1994 between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.16 Pooling and Servicing Agreement dated as of May 3, 1994 among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-A Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.17 Trust Agreement dated as of May 3, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.





                                                       Exhibit 10 (continued)

                                     NAVISTAR FINANCIAL CORPORATION
                                            AND SUBSIDIARIES


                                           MATERIAL CONTRACTS

10.18 Indenture dated as of May 3, 1994 between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.19 Purchase Agreement dated as of August 3, 1994 between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.20 Pooling and Servicing Agreement dated as of August 3, 1994 among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-B Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.21 Trust Agreement dated as of August 3, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.22 Indenture dated as of August 3, 1994 between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.23 Amended and Restated Credit Agreement dated as of November 4, 1994 among the Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.24 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.25 Appendix A to Liquidity Agreement at Exhibit 10.24. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.26 Collateral Trust Agreement dated as of November 7, 1994 between NFC Asset Trust and Bankers Trust Company, as Trustee. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.





                                                       Exhibit 10 (continued)

                                     NAVISTAR FINANCIAL CORPORATION
                                            AND SUBSIDIARIES


                                           MATERIAL CONTRACTS

10.27 Administration Agreement dated as of November 7, 1994 between NFC Asset Trust and the Corporation, as Administrator. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.28 Trust Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp., as Depositor, and Chemical Bank Delaware, as Owner Trustee. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.29 Servicing Agreement dated as of November 7, 1994 between the Corporation, as Servicer, and Truck Retail Instalment Paper Corp. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.30 Servicing Agreement dated as of November 7, 1994 between the Corporation, as Servicer, and NFC Asset Trust. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.31 Receivables Purchase Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp., as Seller, and NFC Asset Trust, as Purchaser. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.32 Retail Receivables Purchase Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp. and the Corporation. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.33 Lease Receivables Purchase Agreement dated as of November 7, 1994 between Truck Retail Instalment Paper Corp. and Navistar Leasing Corporation. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.34 Purchase Agreement dated as of December 15, 1994 between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.35 Pooling and Servicing Agreement dated as of December 15, 1994 among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-C Owner Trust, as Issuer. Filed on Registration No. 33-55865.






                                                       Exhibit 10 (continued)

                                     NAVISTAR FINANCIAL CORPORATION
                                            AND SUBSIDIARIES


                                           MATERIAL CONTRACTS

10.36 Trust Agreement dated as of December 15, 1994 between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.37 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.






































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